EXHIBIT 10.2


                            REINHOLD INDUSTRIES, INC.
                             STOCK OPTION AGREEMENT


         This Stock Option Agreement is entered into by and between Michael T. Furry (the "Optionee") and Reinhold Industries, Inc., a Delaware corporation (the "Company").


                               W I T N E S S E T H:

         WHEREAS, Optionee is the President and Chief Executive Officer of the Company;

         WHEREAS, in connection with and consideration for Optionee's performance of services for the Company, the Board of Directors of the Company ("Board") desires to grant to Optionee certain stock options to purchase shares of Class A Common Stock of the Company ("Common Stock") pursuant to the terms and conditions of this Agreement;

         NOW THEREFORE, the Company and Optionee hereby agree as follows:

1. Option: Basic Terms. The Optionee is hereby granted an option to purchase the number of fully paid and non-assessable shares of the Common Stock of the Company at the option price hereinbelow set forth, subject to the following additional terms and conditions:

          A.      Grant of Option.

                          1. The Company hereby grants to the Optionee an option (the "Option") to purchase Ninety Thousand (90,000) shares of Common Stock of the Company, upon the terms and conditions set forth below. The date of grant of the Option is June 3, 1999 (the "Grant Date").

                           2. The Option granted under this Agreement is a nonqualified stock option as described in the regulations under Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), with the transfer of the Common Stock upon exercise of the Option being governed by Code Section 83 and the regulations thereunder. The effect of the grant and exercise of the Option, as well as the sale or other disposition of any Common Stock acquired upon the exercise of the Option in whole or in part, for federal, state and local income tax purposes, shall be Optionee's responsibility.


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          B.       Duration of Option.

                   The Option shall expire on the tenth anniversary of the Grant Date (the "Expiration Date")

          C.       Purchase Price.

                   The purchase price for the shares subject to the Option shall be $8.25 per share (the "Option Price").

2. Exercisability. This Option shall not be exercisable in whole or in part until June 3, 2002. Subject to Section 6, regarding termination of Optionee's employment, and Section 8, regarding acceleration of the exercise date, this Option shall be exercisable at any time after the third anniversary of the Grant Date.

         Notwithstanding the provisions of Section 2, if the Optionee ceases to be employed by the Company by reason of the Optionee's death or Disability (defined below), the Option hereunder may be exercised immediately as to all shares of Common Stock covered hereby, by Optionee, his guardian or legal representative or the person or persons to whom such rights under the Option hereunder shall pass by will or by the laws of descent and distribution, as the case may be; provided, however, in no event shall such Options become exercisable prior to the expiration of three (3) years from the Grant Date.

3. Method of Exercise and Payment. This Option may be exercised from time to time, in whole or in part, to the extent exercisable, only by giving written notice (the "Exercise Notice") to the Treasurer of the Company at the offices of the Company, of the election to exercise the Option and the total number of full shares to be purchased, and shall be signed by the person or persons exercising the Option. Such notice shall be accompanied by payment of the full Option Price and shall duly signed by the holder; provided, however, that this Option may not be exercised if such exercise would violate any law or governmental order or regulation. If the offer and sale of the shares subject to the Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), Optionee shall deliver to the Company, at the time of exercise, an appropriate "investment letter" in form and content satisfactory to the Company unless, in the opinion of counsel for the Company, the shares issued would not be deemed "restricted securities" within the meaning of such Securities Act or the rules and regulations promulgated thereunder. Payment for the shares purchased pursuant to any exercise shall be made in full at the time of such exercise, in any of the following methods: (i) in cash or by check payable to the order of the Company; (ii) in Common Stock of the Company already owned by the Optionee for a period of six
         (6) months prior to such exercise, valued as of the date of exercise of the Option at its "Fair Market Value" (as defined below); or (iii) a combination of (i) and (ii).


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               Optionee agrees to have withheld from any remuneration payable to him by the Company and/or to pay to the Company, at the time of exercise of the Option, an amount which is required to be withheld or paid pursuant to any federal, state or local tax or revenue laws or regulation, as may be determined by the Company. The Optionee may satisfy such tax withholding by instructing the Company to withhold such number of option shares exercised which, when valued at "Fair Market Value" (defined below) on the date of Exercise, equal the total tax obligations required to be withheld. For purposes of this Agreement, the term "Fair Market Value" shall mean the mean of the high and low prices at which the Common Stock is reported to have traded on the relevant date as reported on the NASDAQ Electronic Interdealer Quotation System ("NASDAQ System"); and if there is no trade on the relevant date, the Fair Market Value shall mean the mean of the low asked and high bid prices on that date as reported on the NASDAQ System. If the principal market for the Common Stock shall become a national securities exchange then the Fair Market Value shall mean the mean of the high and low prices at which the Common Stock is reported to have traded on the relevant date; and if there is no trade on the relevant date, the Fair Market Value shall mean the mean of the low asked and high bid prices on that date. If no Fair Market Value has been established in accordance with the foregoing, Fair Market Value shall be the value established by the Board in good faith.

4. Non-Transferability. This Option shall not be transferred, sold, pledged, assigned, hypothecated, or disposed of in any manner by Optionee other than by will or the laws of descent and distribution to the extent hereinafter set forth. This Option may be exercised during the holder's lifetime only by the holder hereof or, upon the holder's legal incapacity to act on his/her own behalf, by the holder's conservator or other lawful representative. The Option shall be null and void and without effect upon any attempted assignment or transfer, except as hereinabove provided, including without limitation, any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition contrary to the provisions hereof, or levy of execution, attachment, trustee process or similar process, whether legal or equitable, upon the Option.

5. Termination. To the extent that this Option shall not have been exercised in full prior to its termination or Expiration Date, whichever shall be sooner, it shall terminate and become void and of no effect.

6. Termination of Employment. For purposes of this Agreement, the term "Retirement" shall mean the termination of employment of the Optionee with the Company, or any subsidiary of the Company, by reason of the attainment of the age which the Company, by policy or otherwise, has established as the age at which salaried employees may or shall be required to terminate their employment and receive retirement benefits (other than benefits provided pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985) from the Company. For purposes of this Agreement, the term "Disability" shall mean that, for a period of six (6) consecutive months, the Optionee is unable to engage in any substantial activity required by his employment by reason of any medically determinable, physical or mental impairment, which, in the opinion of qualified physicians, is likely to continue for an indefinite period or result in the death of the individual within the near future.

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A.                 Termination  of Employment  Due to Retirement or Voluntary or
          Involuntary Separation. In the event the employment of the Optionee is terminated by reason of Retirement, any outstanding Options granted to
          the  Optionee  which  are  then  exercisable   shall  continue  to  be
          exercisable at any time prior to the earlier of the Expiration Date of the Options and one (1) year after the date of Retirement, or in the event that the employment of the Optionee is terminated for any reason other than Retirement, death, Disability or Cause (defined below), any outstanding options granted to the Optionee which are then exercisable may continue to be exercisable until the earlier of the Expiration Date of such Options and three months after the date of termination. Notwithstanding the preceding provisions, in no event shall such Options become exercisable prior to the expiration of three (3) years from the Grant Date. Any Options not exercisable upon Retirement or other termination except due to death or Disability shall terminate immediately.

B. Termination of Employment Due to Death or Disability. In the event the employment of the Optionee is terminated by reason of death or Disability, the rights under any then outstanding Option granted to the Optionee pursuant to the Agreement shall become fully exercisable until the earlier of the Expiration Date of the Option and one (1) year after the date of such termination. Notwithstanding the preceding provisions, in no event shall such Options become exercisable prior to the expiration of three (3) years from the Grant Date.

C. Termination of Employment for Cause. Notwithstanding anything to the contrary herein, if the employment of the Optionee shall terminate for Cause (as defined herein), any then any outstanding Options granted pursuant to the Agreement to the Optionee shall terminate immediately. For purposes of this Agreement, "Cause" means the Optionee's knowingly or recklessly causing material injury to the Company, the Optionee's willful misconduct in the performance of (or failure to perform) his duties hereunder, or the Optionee's dishonest, fraudulent or unlawful behavior involving moral turpitude whether or not in connection with his employment. Whether the Option has been terminated for "Cause" shall be determined by the a majority of the directors of the Board, in its sole discretion.


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7.                 Stock  Splits  and  Capital  Adjustments.  If,  prior  to the complete exercise of this Option, there is any increase or reduction in the number of shares of Common Stock, or any change (including, but not limited to, a change in value) in the shares of Common Stock or exchange of shares of Common Stock for a different number or kind of shares or other securities of the Company or any other corporation or other entity, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance (other than pursuant to the plan of reorganization) of warrants or rights or debentures, stock dividend, stock split or reverse stock split, extraordinary dividend, property dividend, combination or
          exchange  of  shares  or   otherwise   (collectively,   a  "Change  in
          Capitalization"), this Option, to the extent that it has not been exercised, shall entitle the holder, upon the future exercise of this Option, to such number and kind of securities or other property, subject to the terms of the Option, to which the holder would be entitled had he actually owned the stock subject to the unexercised portion of the Option at the time of the occurrence of the Change in Capitalization; and the aggregate purchase price upon the future exercise of the Option shall be the same as if shares of Common Stock of the Company originally optioned were being purchased as provided herein.

8.        Acceleration of Exercise Date.

          A. Reorganization. Without limiting the authority of the Compensation Committee ("Committee") of the Board of the Directors, the Committee, shall have the authority to accelerate in whole or in part the exercisability of Option upon a "Change in Control." A "Change in Control" is an event or series of events after the Grant Date by which (i) any "person" or "group" (as such terms are used in
          Section 13 (d) and 14(d) of the Securities Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities
          Act), directly or indirectly, of more than fifty (50%) percent of the aggregate voting power of all the capital stock of the Company normally entitled to vote in the election of directors, or (ii) during any period of two consecutive calendar years individuals who at the beginning of such period constituted the Board (together with any new directors whose election by the Board or whose nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of such period or whose election or nomination was previously so approved) cease for any reason to constitute a majority of the directors of the Board then in office. Provided, however, such Option shall not become fully vested or immediately exercisable (1) if, in its sole discretion, the Committee has affirmatively determined that such immediate vesting or exercisability is not in the best interests of the Company, in which event the Option shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or subsidiary thereof, or (2) if such transaction is effected by the Company for the principal purpose of changing the Company's state of incorporation.

          B. Time of Exercise. In the event of such accelerated vesting pursuant to Section 8.A. above, the Option shall be fully exercisable during a period to be designated by the Board (but not less than ten
          (10) nor more than sixty (60) days prior to the closing date of any such transaction).


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9.        Compliance With Securities Laws.

          A. Postponed Issuance. Notwithstanding any provision of this Option to the contrary, the Company may postpone the issuance and delivery of shares upon any exercise of this Option until one of the following conditions shall be met:

                           1. The shares with respect to which such Option has been exercised are at the time of the issue of such shares effectively registered under applicable Federal and State securities laws now in force or hereafter enacted or amended; or

                           2. Counsel for the Company shall have given an opinion that registration of such shares under applicable Federal and State securities laws, as now in force or hereafter enacted or amended, is not required.

          B. Investment Representation. In the event that for any reason the shares to be issued upon exercise of the Option shall not be effectively registered under the Securities Act, upon any date on which the Option is exercised in whole or in part, the Company shall be under no further obligation to issues shares covered by the Option, unless the Optionee shall give a written representation to the Company, in form satisfactory to the Company, that such person is acquiring the shares issued pursuant to such exercise of the Option for investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he will make no transfer of the same except in compliance with the Securities Act and the rules and regulations promulgated thereunder and then in force, and in such event, the Company may place an "investment legend" upon any certificate for the shares issued by reason of such exercise.

10. No Agreement of Employment. Neither the grant of this Option nor this Agreement shall be deemed to create any agreement with, or obligation by, the Company to employ the Optionee for any period of time, it being understood that employment is strictly "at will" in the absence of any written agreement to the contrary and, in the absence of such written agreement, such person may be terminated by the Company at any time, with or without cause.

11. Severability. If any condition, term or provision of this Agreement is determined by a court to be illegal or in conflict with any law, State or Federal, the validity of the remaining portions or provisions shall not be affected, and the rights and obligations of the parties shall be construed and enforced as if this Agreement did not contain the particular condition, terms or provisions determined to be unenforceable.
12. Entire Agreement; Governing Law. This Agreement contains the entire understanding and agreement between the parties hereto respecting the within subject matter, and there are no representations, agreements, arrangements or understandings, oral or written, between the parties hereto relating to the subject matter of this Agreement that are not fully expressed herein. This Agreement shall be governed by and construed in accordance with the laws and the State of Delaware.




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         WITNESS the signature of its duly  authorized  office of the Company as of the date of grant hereof.

                            REINHOLD INDUSTRIES, INC.

                            By:   /S/ Brett Meinsen

                            Name: Brett Meinsen

                            Title:Vice President Finance and Administration

OPTIONEE

/S/ Michael T. Furry
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Signature

Michael T. Furry
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Name

(1)
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Street Address

 (1)
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City, State, Zip Code

(1)
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Social Security No.


(1) - Confidential treatment requested.